SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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                        Date of report: NOVEMBER 19, 2001
                        (Date of earliest event reported)



                           MILITARY RESALE GROUP, INC.
             (Exact name of Registrant as specified in its charter)


                                    NEW YORK
                 (State or other jurisdiction of incorporation)


      000-26463                                                  11-2665282
(Commission File No.)                                         (I.R.S. Employer
                                                             Identification No.)


                              2180 EXECUTIVE CIRCLE
                        COLORADO SPRINGS, COLORADO 80906
               (Address of principal executive offices; zip code)

                                 (719) 391-4564
              (Registrant's telephone number, including area code)


                            BACTROL TECHNOLGIES, INC.

          (Former name or former address, if changed since last report)


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  ITEM 4.CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

         (a)      Previous independent accountants

                  (i) In connection with the acquisition by Bactrol Technologies, Inc., a New York corporation, of 98.2% of the outstanding capital stock of Military Resale Group, Inc., a Maryland corporation ("MRG Maryland") on November 15, 2001, in which MRG Maryland was considered the acquirer for financial reporting purposes, the Registrant dismissed Puritz & Weintraub, LLP as its independent accountants in favor of the independent accountants of MRG Maryland.

                  (ii) The report of Puritz & Weintraub, LLP for the Registrant's fiscal year ended December 31, 2000, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, but was qualified due to a going concern uncertainty.

                  (iii) The Registrant's Board of Directors participated and approved the decision to change independent accountants.

                  (iv) In connection with its audits for the most recent fiscal year and through November 19, 2001, there have been no disagreements with Puritz & Weintraub, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements if not resolved to the satisfaction of Puritz & Weintraub, LLP would have caused them to make reference thereto in their report on the financial statements for such year.

                  (v) The Registrant has requested that Puritz & Weintraub, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is attached as Exhibit 16 hereto.

         (b)      New independent accountants

                  (i) The Registrant engaged Michael Johnson & Co., LLC as its new independent accountants as of November 19, 2001. During the Registrant's two most recent fiscal years and through November 19, 2001, the Registrant has not consulted with Michael Johnson & Co., LLC concerning (1) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements or (2) the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-B Item 304 (a) (1) (iv)).


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  ITEM 5 OTHER EVENTS

                  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         (a A Special Meeting of the Shareholders of the Registrant (the "Special Meeting") was duly held on December 18, 2001.

         (b)  Not applicable

         (c) Set forth below is a brief description of each matter voted upon at the Special Meeting and the number of affirmative votes and the number of negative votes cast:

                  i) The holders of a majority of shares of the Registrant voted to approve the Restated Certificate of Incorporation of the Registrant. The Restated Certificate of Incorporation provided for: (i) the change of the Registrant's name from Bactrol Technologies, Inc. to Military Resale Group, Inc., (ii) the increase the number of shares of capital stock from 50,000,000 shares to 60,000,000 shares by authorizing 10,000,000 shares of Preferred Stock, par value $0.0001 per share, (iii) vesting in the Board of Directors of the Registrant the authority to designate the rights, designations and preferences of the Preferred Stock, (iv) permiting shareholder actions to be taken without a meeting by written consent, so long as a written consent is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted,
                      (v) limiting the personal liability of directors to the extent permitted by Section 402(b) of the Business Corporation Law of the State of New York and (vi) the indemnification of the directors and officers by the Registrant to the fullest extent permitted by Article 7 of the Business Corporation Law of the State of New York.

                                Votes for.........................4,656,000
                                Votes against..................... 0
                                Votes abstaining.................72

         (d)  Not applicable



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         (c)  EXHIBITS.

              The Registrant hereby furnishes the following exhibits:

              3.1  Restated Certificate of Incorporation

              16   Letter from Puritz & Weintraub, LLP, former accountant.


















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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MILITARY RESALE GROUP, INC.


Date:  February 22, 2002                       By: /s/ ETHAN D. HOKIT
                                                   ----------------------------
                                                   Ethan D. Hokit
                                                   President












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